UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C. 20549

                        _____________

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


Date of earliest event
  reported:  March 2, 2006


                   American Airlines, Inc.
   (Exact name of registrant as specified in its charter)


          Delaware                 1-2691           13-1502798
(State of Incorporation) (Commission File Number) (IRS Employer
                                                Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas         76155
(Address of principal executive offices)            (Zip Code)


                          (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))









Item 8.01    Other Events

American Airlines, Inc. is filing herewith a press release issued on March 2, 2006 as Exhibit 99.1, which is included herein. This press release was issued to report February traffic for American Airlines, Inc.













                          SIGNATURE



     Pursuant  to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     American  Airlines, Inc.



                                     /s/ Charles D. MarLett
                                     Charles D. MarLett
                                     Corporate Secretary



Dated:  March 3, 2006










                        EXHIBIT INDEX


Exhibit        Description

99.1      Press Release












                                        Exhibit 99.1


                              CONTACT:  Tim Wagner
                                        Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577
                                        corp.comm@aa.com




FOR RELEASE: Thursday, March 2, 2006




         AMERICAN AIRLINES REPORTS FEBRUARY TRAFFIC


     FORT WORTH, Texas - American Airlines, the world's largest airline, reported a February load factor of 75.0 percent - an increase of 2.8 points compared to the same period last year. Traffic grew by 2.7 percent year over year, while capacity declined by 1.2 percent.
     Domestic traffic increased by 2.2 percent compared to last year, with 3.5 percent less capacity. International traffic increased by 3.7 percent relative to last year, on a capacity increase of 3.4 percent.
     American boarded 7.1 million passengers in February.

     Detailed traffic and capacity data are on the following pages:












              AMERICAN AIRLINES PASSENGER DIVISION
            COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                   EXCLUDES CHARTER SERVICES
                            FEBRUARY
                                  2006         2005        CHANGE
REVENUE PASSENGER MILES (000)
      SYSTEM                   9,862,259    9,604,462        2.7 %
          D.O.T. DOMESTIC      6,634,124    6,492,254        2.2
          INTERNATIONAL        3,228,135    3,112,209        3.7
          ATLANTIC             1,146,820    1,109,097        3.4
          LATIN AMERICA        1,686,607    1,687,004        0.0
          PACIFIC                394,708      316,108       24.9

AVAILABLE SEAT MILES (000)
      SYSTEM                  13,141,879   13,299,985       (1.2) %
          D.O.T. DOMESTIC      8,496,060    8,807,169       (3.5)
          INTERNATIONAL        4,645,819    4,492,817        3.4
          ATLANTIC             1,689,266    1,552,471        8.8
          LATIN AMERICA        2,380,961    2,485,753       (4.2)
          PACIFIC                575,592      454,593       26.6

LOAD FACTOR
      SYSTEM                        75.0 %       72.2  %     2.8 Pts
          D.O.T. DOMESTIC           78.0         73.7        4.3
          INTERNATIONAL             69.4         69.2        0.2
          ATLANTIC                  67.8         71.4       (3.6)
          LATIN AMERICA             70.8         67.8        3.0
          PACIFIC                   68.5         69.5       (1.0)

PASSENGERS BOARDED             7,128,622    6,934,247        2.8 %

SYSTEM CARGO TON MILES (000)     163,188      175,116       (6.8) %









              AMERICAN AIRLINES PASSENGER DIVISION
            COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                   EXCLUDES CHARTER SERVICES
                     YEAR-TO-DATE February
                                  2006         2005        CHANGE
REVENUE PASSENGER MILES (000)
      SYSTEM                  20,894,595   20,170,282        3.6 %
          D.O.T. DOMESTIC     13,832,059   13,441,392        2.9
          INTERNATIONAL        7,062,536    6,728,890        5.0
          ATLANTIC             2,476,348    2,364,496        4.7
          LATIN AMERICA        3,710,169    3,667,195        1.2
          PACIFIC                876,018      697,198       25.6

AVAILABLE SEAT MILES (000)
      SYSTEM                  27,827,223   27,710,748        0.4 %
          D.O.T. DOMESTIC     17,983,648   18,300,155       (1.7)
          INTERNATIONAL        9,843,576    9,410,593        4.6
          ATLANTIC             3,553,475    3,253,901        9.2
          LATIN AMERICA        5,082,689    5,207,495       (2.4)
          PACIFIC              1,207,411      949,197       27.2


LOAD FACTOR
      SYSTEM                        75.0 %       72.7 %      2.3 Pts
          D.O.T. DOMESTIC           76.9         73.4        3.5
          INTERNATIONAL             71.7         71.5        0.2
          ATLANTIC                  69.6         72.6       (3.0)
          LATIN AMERICA             72.9         70.4        2.5
          PACIFIC                   72.5         73.4       (0.9)

PASSENGERS BOARDED            14,927,846   14,389,100        3.7 %


SYSTEM CARGO TON MILES (000)     329,371      344,533       (4.4) %


                             ###

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